The Vantagepoint Funds

777 N. Capitol Street N.E.

Washington, D.C. 20002

July 16, 2013

Catherine J. Taulbee

Manager — Legal Services

1-800-291-9523

U.S. Securities and Exchange Commission

100 F Street, N.W.

Washington, D.C. 20459

Re: The Vantagepoint Funds File Nos. 811-08941 and 333-60789

Dear Sir or Madam:

On behalf of The Vantagepoint Funds, we are filing a supplement dated July 9, 2013 to the The Vantagepoint Fund’s prospectus dated May 1, 2013 pursuant to Rule 497(e) of the Securities Act of 1933. This supplement provides updated information about the principal investment strategies of the Mid/Small Company Index Fund.

Please do not hesitate to contact me at the number listed above with any comments or questions.

Sincerely,

/s/ Catherine Taulbee

Catherine J. Taulbee

Senior Manager — Legal Services